                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 28, 1995



                             ANDERSEN GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Connecticut                    0-1460                   06-0659863
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


Ney Industrial Park, Bloomfield, Connecticut                     06002-3690
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code        (203) 242-0761
                                                   -----------------------------



                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets
--------------------------------------------


     Effective at the close of business on November 28, 1995, Andersen Group, Inc. (the "Company") sold the assets, subject to certain liabilities, of its Dental Division, to Phoenix Shannon p.l.c. of Shannon, County Clare, Ireland ("Phoenix Shannon") for a combination of cash, notes and Phoenix Shannon Ordinary Shares. The Dental Division comprised a part of the Company's subsidiary, The J.M. Ney Company ("Ney"). Ney received net cash of approximately $15.4 million, subject to a post-closing purchase price adjustment based on the increase or decrease in the net asset value of the Dental Division from February 28, 1995 to November 28, 1995; a two year, interest bearing note for $1.0 million; and 200,000 Phoenix Shannon Ordinary Shares (valued at approximately $1.7 million), as well as other consideration. The Company expects to realize a gain of approximately $4.7 Million from the transaction, net of taxes and transaction costs.

     Pursuant to the Purchase and Sale Agreement, Ney will continue as the dental alloy supplier to Phoenix Shannon's American subsidiary, Ney Dental International, Inc.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (b)  Pro Forma Financial Information.

     (c)  Exhibits.

    10.1 Amendment No. 1 to Asset Purchase Agreement by and among Phoenix Shannon p.l.c., The J.M. Ney Company, Andersen Group, Inc. and Ney Dental International, Inc., made as of October 30, 1995. The Company agrees to furnish supplementally upon the Commission's request, a copy of any Schedule or Exhibit to the Agreement.

    10.2 Amendment No. 2 to Asset Purchase Agreement by and among Phoenix Shannon p.l.c., The J.M. Ney Company, Andersen Group, Inc. and Ney Metals, Inc. (f/k/a Ney Dental International, Inc.), made as of October 30, 1995. The Company agrees to furnish supplementally upon the Commission's request, a copy of any Schedule or Exhibit to the Agreement.

    99.1  Press Release dated November 29, 1995.



PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of August 31, 1995 and the unaudited pro forma consolidated statements of operations for the six months ended August 31, 1995 and for the year ended February 28, 1995 present the financial position and the results of operations of the Company after giving effect to the disposition of the assets, subject to certain liabilities, of the Company's Dental Division (collectively, the "Dental Division Assets").

     The pro forma financial statements have been prepared as if the sale of the Dental Divison Assets had occurred, in the case of the balance sheet, as of August 31, 1995 and, in the case of the statements of operations, as of the beginning of the respective periods presented.

     The pro forma financial information is presented for information purposes only and does not purport to represent the financial position or results of operations that would have occurred had the disposition taken place at the beginning of the period, or as of the date specified, or of the financial position or results of operations of the Company as of or for any future period or date.


                                Exhibit Index
                                -------------

Exhibit                        Title
-------                        -----

10.1 Amendment No. 1 to Asset Purchase Agreement by and between Phoenix Shannon p.l.c., The J.M. Ney Company,
          Andersen Group, Inc. and Ney Dental International, Inc., made as of October 30, 1995.

10.2 Amendment No. 2 to Asset Purchase Agreement by and between Phoenix Shannon p.l.c., The J.M. Ney Company,
          Andersen Group, Inc. and Ney Metals, Inc. (f/k/a Ney
          Dental International, Inc.), made as of October 30, 1995.

99.1      Press Release dated November 29, 1995.

                                SIGNATURES
                                ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ANDERSEN GROUP, INC.
                                --------------------
                                (Registrant)



Date  December 13, 1995         /s/ Francis E. Baker
     ---------------------      -------------------------------------
                                President and Chief Financial Officer

-------------------------------------------------------------------------------
                             ANDERSEN GROUP, INC.
                            Pro forma Balance Sheet
                                August 31, 1995
                                (in thousands)
-------------------------------------------------------------------------------

                                                                 PRO FORMA    ADJUSTMENTS
                                                               --------------------------
                                                               DENTAL DIVISION PROCEEDS &
                                                      AGI           ASSETS      CASH USES      PRO FORMA
                                                --------------------------------------------------------
                                                (unaudited)
ASSETS:
Current assets:
  Cash and cash equivalents                      $  3,242         $   (250)      $ 8,440  (3)    $11,432
  Marketable securities                             3,040                          1,700  (3)      4,740
  Accounts and notes receivable, net                8,716           (4,782)                        3,934
  Inventories                                      14,268           (7,659)                        6,609
  Prepaid expenses and other assets                   301             (130)                          171
--------------------------------------------------------------------------------------------------------

    Total current assets                           29,567          (12,821)       10,140          26,886
--------------------------------------------------------------------------------------------------------

Property, plant and equipment                      22,185           (5,412)                       16,773
Accumulated depreciation                          (11,628)           3,600                        (8,028)
--------------------------------------------------------------------------------------------------------

  Property, plant and equipment, net               10,557           (1,812)                        8,745
--------------------------------------------------------------------------------------------------------

Prepaid pension expenses                            3,589                                          3,589
Other assets                                        3,124              (18)        1,725  (3)      4,831
--------------------------------------------------------------------------------------------------------

                                                 $ 46,837         $(14,651)      $11,865         $44,051
========================================================================================================

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED
 STOCK AND COMMON AND OTHER STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                               $  2,238         $ (1,274)                      $   964
  Short term debt                                   6,547                        $(6,200) (1)        347
  Other current liabilities                         5,888             (177)        1,000  (3)      6,711
--------------------------------------------------------------------------------------------------------

    Total current liabilities                      14,673           (1,451)       (5,200)          8,022
--------------------------------------------------------------------------------------------------------

Long term debt, less current maturities             8,673                           (275) (2)      8,398
Other liabilities                                   1,152                                          1,152
Deferred income taxes                               2,281                           (600) (3)      1,681

Redeemable convertible preferred stock             10,669                                         10,669
--------------------------------------------------------------------------------------------------------
Stockholder's equity:
  Common stock                                      2,103                                          2,103
  Additional paid-in capital                        1,924                                          1,924
  Retained earnings                                 5,452                          4,740  (3)     10,192
  Treasury stock                                      (90)                                           (90)
--------------------------------------------------------------------------------------------------------
    Total stockholders' equity                      9,389                0         4,740          14,129
--------------------------------------------------------------------------------------------------------
                                                 $ 46,837         $ (1,451)      $(1,335)        $44,051
========================================================================================================

(1)  Repay line of credit
(2)  Repay long-term debt
(3)  Record consideration received and gain on sale

--------------------------------------------------------------------------------
                             ANDERSEN GROUP, INC.
                Pro forma Consolidated Statements of Operations
                       Six Months Ended August 31, 1995
                     (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                 PRO FORMA  ADJUSTMENTS [1]
                                                     ----------------------------------------
(unaudited)                               HISTORICAL   DENTAL DIVISION (a)      OTHER (b)                   PRO FORMA
-----------------------------------------------------------------------------------------------------------------------

REVENUES:
 Net sales                                          $32,287        ($20,123)                                  $12,164
 Investment and other income                            915             (43)            $328                    1,200
-----------------------------------------------------------------------------------------------------------------------
                                                     33,202         (20,166)             328                   13,364
-----------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
 Cost of sales                                       22,597         (14,476)             (23)                   8,098
 Selling, general and administrative                  8,743          (4,788)             327                    4,282
 Research and development                             1,498            (316)              97                    1,279
 Interest expense                                       674               0             (235)                     439
-----------------------------------------------------------------------------------------------------------------------
                                                     33,512         (19,580)             166                   14,098
-----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                      (310)           (586)             162                     (734)
 Income tax (expense) benefit                            82             234              (65)                     251
-----------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      (228)           (352)              97                     (483)
 Preferred dividend requirement                        (296)             --                --                    (296)
-----------------------------------------------------------------------------------------------------------------------
Income (loss) applicable to common shares             ($524)          ($352)             $97                    ($779)
=======================================================================================================================

Loss per Common share:                               ($0.27)         ($0.18)           $0.05                   ($0.40)
=======================================================================================================================

[1]  See explanatory notes accompanying this pro-forma statement.

--------------------------------------------------------------------------------
                             ANDERSEN GROUP, INC.
                Pro Forma Consolidated Statements Of Operations
                     Twelve Months Ended February 28, 1995
                     (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                       PRO FORMA  ADJUSTMENTS [1]
                                                                            ----------------------------------------
(UNAUDITED))                                                    HISTORICAL    DENTAL DIVISION (a)     OTHER (b)      PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------

REVENUES:
  Net sales                                                           $63,407            ($37,984)                          $25,423
  Investment and other income                                           3,443                (193)              $656          3,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                       66,850             (38,177)               656         29,329
------------------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales                                                        44,518             (27,141)               (46)        17,331
  Selling, general and administrative                                  17,991              (8,428)               631         10,194
  Research and development                                              3,545              (1,093)               160          2,612
  Interest expense                                                      1,447                   0               (320)         1,127
------------------------------------------------------------------------------------------------------------------------------------
                                                                       67,501             (36,662)               425         31,264
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before
 income taxes and extraordinary item                                     (651)             (1,515)               231         (1,935)
  Income tax (expense) benefit                                            284                 606                (92)           798
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before
 extraordinary item                                                      (367)               (909)               139         (1,137)
  Extraordinary loss from early extinguishment
   of debt, net of income taxes                                           (21)                                                  (21)
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                        (388)               (909)               139         (1,158)
  Preferred dividend requirement                                         (587)                  --                 --          (587)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) applicable to common shares                               ($975)              ($909)              $139        ($1,745)
====================================================================================================================================

Earnings (loss) per common share:
  Continuing operations                                                ($0.49)             ($0.47)             $0.07         ($0.89)
  Extraordinary item                                                    (0.01)                  --                --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Income (loss) applicable to common shares                            ($0.50)             ($0.47)             $0.07         ($0.90)
====================================================================================================================================

[1]  See explanatory footnotes accompanying this pro forma statement.

FOOTNOTES FOR PRO FORMA STATEMENTS
----------------------------------

(a) Dental Division - The adjustments in this column represent the elimination of the Dental Division's operating results for the six and twelve month periods ending August 31, 1995 and February 28, 1995, respectively. Income taxes have been applied using a combined statutory Federal and State income tax rate of 40% to the net effect of the Dental Division being eliminated.

(b)  Other - The adjustments in this column consist of the following:

     (1) Investment and Other Income have been adjusted to give effect to rental income earned on space rented by the buyer of the Dental Division, to recognize interest income on the Buyer's $1.0 million promissory note and to recognize interest income on approximately $9.0 million of net cash proceeds received from the Dental divestiture; all assumed to have occurred at the beginning of the respective periods.

     (2) Cost of Sales has been adjusted to reflect a decrease in depreciation expense as a result of the Dental Division divestiture.

     (3) Selling, General and Administrative, and Research & Development expenses have been increased to reflect costs that were previously absorbed by the Dental Division net of identified cost reductions.

     (4) Interest Expense has been decreased to give effect to the repayment of the Company's Line of Credit and certain long-term debt as of the beginning of the respective periods.

     (5) Income Taxes - have been applied using a combined statutory Federal and State income tax rate of 40% to the net effect of these adjustments.